UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported): May 22, 2013

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 22, 2013, Owens Realty Mortgage, Inc., a Maryland corporation (the “Company”), sent two letters to its stockholders relating to the merger of the Company with Owens Mortgage Investment Fund, a California limited partnership (“OMIF”) (the “Merger”). The letters discuss relevant information pertaining to the Merger and the operations of the Company thereafter, including a discussion of the process by which stockholders are to receive shares of common stock of the Company in exchange for limited partner units of OMIF.

Copies of the letters are attached as Exhibit 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1	Letter to Stockholders, dated May 22, 2013+
99.2	Letter to Stockholders and Q&A, dated May 22, 2013+

+ Filed Herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:           May 22, 2013                                                 By: /s/ William C. Owens
William C. Owens, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Stockholders, dated May 22, 2013+
99.2	Letter to Stockholders and Q&A, dated May 22, 2013+

+ Filed Herewith.